UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 24, 2012

Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	1-8993	94-2708455
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

80 South Main Street, Hanover, New Hampshire 03755

(Address of principal executive offices)

(603) 640-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

White Mountains Insurance Group, Ltd. (the “Company”) held its 2012 Annual General Meeting of Members (the “2012 Annual Meeting”) on May 24, 2012 in Bermuda.

As of March 30, 2012, the record date for the 2012 Annual Meeting, a total of 6,638,873 common shares were eligible to vote; however, in accordance with the Company’s Bye-laws, direct and constructive holders of common shares (other than John J. Byrne and his affiliates except in connection with director voting) whose votes would otherwise confer 10% or more of the votes conferred by all the issued shares of the Company are subject to a cut-back that reduces their total voting power to under 10%.  The results of the vote, after applying the voting cut-backs which are required by the Company’s Bye-laws, are presented below.

Proposal 1 - Election of the Class III Directors to a term ending in 2015.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Howard L. Clark, Jr.	3,738,416	166,672	398,532
A. Michael Frinquelli	3,884,108	20,980	398,532
Allan L. Waters	3,783,544	121,544	398,532

Proposal 2 - Election of Directors of Sirius International Insurance Corporation.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Lars Ek	3,892,967	12,121	398,532
Brian E. Kensil	3,892,981	12,107	398,532
Göran A. Thorstensson	3,893,068	12,020	398,532
Allan L. Waters	3,862,973	42,115	398,532

Proposal 3 - Election of Directors of Scandinavian Reinsurance Company Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Christine H. Repasy	3,893,523	12,565	398,532
Warren J. Trace	3,892,964	13,124	398,532
Allan L. Waters	3,862,663	43,425	398,532

Proposal 4 - Election of Directors of White Mountains Life Reinsurance (Bermuda) Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Raymond Barrette	3,879,601	26,487	398,532
David T. Foy	3,893,135	12,953	398,532
Jennifer L. Pitts	3,893,563	12,525	398,532
Warren J. Trace	3,892,887	13,201	398,532

Proposal 5 - Election of Directors of White Shoals Re Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Christine H. Repasy	3,893,246	11,842	398,532
Warren J. Trace	3,892,909	12,179	398,532
Allan L. Waters	3,862,386	42,702	398,532

Proposal 6 - Election of Directors of Star Re Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Christine H. Repasy	3,892,786	12,302	398,532
Göran A. Thorstensson	3,893,400	11,688	398,532
Warren J. Trace	3,893,360	11,728	398,532
Allan L. Waters	3,862,326	42,762	398,532

Proposal 7 - Election of Directors of White Mountains Re Sirius Capital Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Michael Dashfield	3,893,438	12,650	398,532
Lars Ek	3,893,490	12,598	398,532
Göran A. Thorstensson	3,893,091	12,997	398,532
Allan L. Waters	3,862,666	43,422	398,532

Proposal 8 - Election of Directors for Any New Designated Subsidiary.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Raymond Barrette	3,881,181	23,907	398,532
David T. Foy	3,893,067	12,021	398,532
Jennifer L. Pitts	3,893,366	11,722	398,532
Warren J. Trace	3,893,334	11,754	398,532

Proposal 9 - Approval of the advisory resolution on executive compensation.

Votes FOR	Votes Against	Abstained	Broker Non-votes
4,666,144	39,372	9,875	398,532

Proposal 10 - Approval of the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Accounting Firm for 2012.

Votes FOR	Votes Against	Abstained
5,093,685	18,370	1,868

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.

DATED: May 30, 2012	By:	/s/ J. BRIAN PALMER
J. Brian Palmer
Vice President and
Chief Accounting Officer